UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   March 1, 2006

Buckeye Partners, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-9356	23-2432497
(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

5002 Buckeye Road
P.O. Box 368
Emmaus, PA		18049
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:   (484) 232-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On March 1, 2006, Buckeye Partners, L.P. (the “Partnership”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Underwriter”), that provides for the issuance and sale by the Partnership, and the purchase by the Underwriter, of 1,500,000 limited partnership units of the Partnership (the “Offered Units”). The Underwriter is offering the Offered Units at an initial public offering price of $44.22 per unit. The Underwriter has been granted an option to purchase up to 225,000 additional limited partnership units to cover over-allotments. The limited partnership units to be issued pursuant to the Underwriting Agreement are registered under the Securities Act of 1933, as amended (the “Act”) pursuant to a shelf registration statement on Form S-3 (File No. 333-127868). The Partnership expects the transaction to close on or about March 7, 2006. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this report and is incorporated by reference herein.

Also on March 1, 2006, the Partnership issued a press release announcing the pricing of the offering of the Offered Units. The press release is being furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein. The information regarding the press release provided in this Item 8.01 (including Exhibit 99.1) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing made by the Partnership pursuant to the Act, other than to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

Item 9.01                                             Financial Statements and Exhibits.

(c)                                  Exhibits.

1.1                                 Underwriting Agreement, dated March 1, 2006, among Merrill Lynch, Pierce, Fenner & Smith Incorporated, as underwriter, Buckeye Partners, L.P. and Buckeye GP LLC.

5.1                                 Opinion of Morgan, Lewis & Bockius LLP as to the legality of the Offered Units.

8.1                                 Opinion of Vinson & Elkins L.L.P. regarding tax matters.

23.1                           Consent of Morgan, Lewis & Bockius LLP (included in its opinion filed as Exhibit 5.1).

23.2                           Consent of Vinson & Elkins L.L.P. (included in its opinion filed as Exhibit 8.1).

99.1                           Press release of Buckeye Partners, L.P. issued March 1, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUCKEYE PARTNERS, L.P.

By:	Buckeye GP LLC,
its General Partner

	By:	/s/ Stephen C. Muther
Stephen C. Muther
Senior Vice President Administration,
General Counsel and Secretary

Dated: March 3, 2006

Exhibit Index

Exhibit

1.1                                 Underwriting Agreement, dated March 1, 2006, among Merrill Lynch, Pierce, Fenner & Smith Incorporated, as underwriter, Buckeye Partners, L.P. and Buckeye GP LLC.

5.1                                 Opinion of Morgan, Lewis & Bockius LLP as to the legality of the Offered Units.

8.1                                 Opinion of Vinson & Elkins L.L.P. regarding tax matters.

23.1                           Consent of Morgan, Lewis & Bockius LLP (included in its opinion filed as Exhibit 5.1).

23.2                           Consent of Vinson & Elkins L.L.P. (included in its opinion filed as Exhibit 8.1).

99.1                           Press release of Buckeye Partners, L.P. issued March 1, 2006.